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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event report): May 13, 2003

                             VICON INDUSTRIES, INC.
              Exact name of registrant as Specified in its charter

          New York                   1-7939                   11-2160665
State of Incorporation or     Commission File Number         IRS Employer
       Organization                                       Identification No.

89 Arkay Drive, Hauppauge, New York                              11788
Address of Principal Executive Offices                         (Zip Code)

                                 (631) 952-2288
                         Registrant's telephone number,
                               including area code

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                      INFORMATION TO BE INCLUDED IN REPORT




Item 7.  Financial Statement and Exhibits

(c)      Exhibits

         The following exhibit is furnished as part of this report:

         99.1 Registrant's Press Release dated May 7, 2003

Item 9. Regulation FD Disclosure (Information provided under Item 12 - "Disclosure of Results of Operations and Financial Condition").



     On May 7, 2003, the Registrant issued a press release announcing its financial results for its second quarter and six months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 13, 2003



                             VICON INDUSTRIES, INC.
                                  (Registrant)


                             By:      /s/John M. Badke
                                      John M. Badke
                                      Vice President, Finance and
                                      Chief Financial Officer


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Exhibit                    Description

   99.1                    Registrant's press release dated May 7, 2003